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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 7, 2001

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                               SHOP AT HOME, INC.
             (Exact name of registrant as specified in its charter)


Tennessee                            0-25596                          62-1282758
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

             5388 Hickory Hollow Parkway, Antioch, Tennessee 37013
              (Address of principal executive offices) (Zip Code)

                                 (615) 263-8000
              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4. Change in Registrant's Certifying Accountant.

    (a)(1)(i) On November 7, 2001, the Registrant dismissed
PricewaterhouseCoopers LLP as the Registrant's independent accountants (the "Former Accountants"). The decision to change independent accountants was prompted when the Registrant was notified that the Former Accountants' Nashville, Tennessee office would be closing. The Registrant has engaged Deloitte & Touche LLP ("Deloitte") as its new principal independent accountants effective November 7, 2001.

    (ii) The reports of the Former Accountants on the financial statements for the years ended June 30, 2001 and 2000 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) The decision to dismiss the Former Accountants and engage Deloitte as the principal independent accountants for the Registrant was approved by the Audit Committee of the Board of Directors of the Registrant.

    (iv) During the years ended June 30, 2001 and 2000 and through November 7, 2001, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference thereto in their reports on the financial statements for such years.

    (v) During the years ended June 30, 2001 and 2000 and through November 7, 2001, there were no "reportable events" as defined by Item 304 (a)(1)(v) of Regulation S-K.

    (2) Neither the Registrant nor anyone on its behalf has consulted with Deloitte during the Registrant's two most recent fiscal years, or any subsequent interim period, prior to its engagement of Deloitte, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

    (3) The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 9, 2001, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Statements, and Exhibits.

    (c)     Exhibits.

    16.1 Letter dated November 9, 2001, from the Registrant's former principal independent accountants.

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                               S I G N A T U R E


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                SHOP AT HOME, INC.
                                (Registrant)


                                By:   /s/ Arthur D. Tek
                                      __________________
                                        Arthur D. Tek
                                        Executive Vice President and CFO
Date:  November 9, 2001

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                                 EXHIBIT INDEX


Exhibit No.                Description

16.1 Letter dated November 9, 2001 from the Registrant's former principal independent accountants


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





                                  EXHIBIT 16.1


                    [PricewaterhouseCoopers LLP Letterhead]

November 9, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Shop At Home, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated November 9, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/

PricewaterhouseCoopers LLP

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